CAVANAL HILL FUNDS

Supplement dated December 28, 2021
to the
Active Core Fund Prospectus
dated December 28, 2021

All Share Classes of the Cavanal Hill Active Core Fund are currently not available for sale.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE APPLICABLE
PROSPECTUS FOR FUTURE REFERENCE.